EXHIBIT 1
                                                                       ---------

                                    AGREEMENT


      Pursuant to Rule 13d-1(f)(1) under the Securities Exchange Act of 1934, the undersigned hereby agree that only one statement containing the information required by Schedule 13G need be filed with respect to the ownership by each of the undersigned of shares of Common Stock of TiVo, Inc.

      EXECUTED this 31st day of January, 2000.


NEW ENTERPRISE ASSOCIATES VII, LIMITED PARTNERSHIP

By:   NEA PARTNERS VII, LIMITED PARTNERSHIP

      By:            *
          -------------------------
          Charles W. Newhall III
          General Partner


NEA PARTNERS VII, LIMITED PARTNERSHIP

By:            *
    -------------------------
    Charles W. Newhall III
    General Partner


NEA PRESIDENTS' FUND, L.P.

By:   NEA GENERAL PARTNERS, L.P.

      By:            *
          -------------------------
          Charles W. Newhall III
          General Partner


NEA GENERAL PARTNERS, L.P.

By:            *
    -------------------------
    Charles W. Newhall III
    General Partner


               *
-----------------------------------
Peter J. Barris


               *
-----------------------------------
Ronald Kase

               *
-----------------------------------
C. Richard Kramlich


               *
-----------------------------------
Arthur J. Marks


               *
-----------------------------------
Thomas C. McConnell


               *
-----------------------------------
Peter T. Morris


               *
-----------------------------------
John M. Nehra


               *
-----------------------------------
Charles W. Newhall III


               *
-----------------------------------
Mark W. Perry


                                        *By: /s/ Nancy L. Dorman
                                             ----------------------------------
                                             Nancy L. Dorman, in her individual
                                             capacity and as Attorney-in-Fact

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This Schedule 13G was executed by Nancy L. Dorman pursuant to Powers of Attorney filed with the Securities and Exchange Commission on February 13, 1992 in connection with a Schedule 13G for Advanced Interventional Systems Inc. and on February 13, 1995 in connection with a Schedule 13G for Acuity Imaging, Inc. and on February 16, 1999 in connection with a Schedule 13G for Applied Imaging
Corp., which Powers of Attorney are incorporated herein by reference and copies of which are attached hereto as Exhibit 2.